GUARANTY AND SECURITY AGREEMENT
(CONTINUING/UNLIMITED)

          THIS GUARANTY AND SECURITY AGREEMENT (this “Guaranty”) is executed on January 16, 2009 but is effective as of the Effective Date under the Loan Agreement (as defined below) by CARBIZ USA INC., a Delaware corporation (“Guarantor”) and DEALER SERVICES CORPORATION, a Delaware corporation (“Lender”).

          WHEREAS, (a) Carbiz Auto Credit, Inc., a Florida corporation (“Carbiz Auto Credit”), Carbiz Auto Credit JV1, LLC, a Florida limited liability company (“Carbiz JV”; Carbiz JV, Carbiz USA and Carbiz Auto Credit, each a “Borrower” and collectively, the “Borrowers’), (b) Guarantor and Carbiz Inc., a corporation incorporated under the laws of the Province of Ontario, as guarantors, and (c) Lender have entered into that certain Third Amended and Restated Loan and Security Agreement of even date herewith (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”), pursuant to which the Borrowers have agreed to borrow from Lender, and Lender has agreed to lend to Borrowers, certain amounts, all in accordance with and subject to the terms and conditions set forth in the Loan Agreement;

          WHEREAS, it is a condition precedent to Lender’s obligation to make the Loans and RTO Advances pursuant to the Loan Agreement, that Guarantor, among other things, shall execute and deliver this Guaranty;

          WHEREAS, Guarantor owns, directly or indirectly, an equity interest in each Borrower and therefore Guarantor will benefit from the Loans and RTO Advances to Borrowers from Lender and, Guarantor further acknowledges and agrees that (a) the Loans constitute valuable consideration to Guarantor, (b) this Guaranty is intended to be an inducement to Lender to execute, deliver and perform the Loan Agreement and the other Loan Documents and to extend credit and the Loans to Borrowers, and (c) Lender is relying upon this Guaranty and the security interests granted hereby in making and advancing the Loans to Borrowers;

          NOW, THEREFORE, in consideration of the foregoing and of the covenants and agreements hereinafter set forth, the receipt and sufficiency of which are hereby acknowledged, and as an inducement for Lender to enter into the Loan Agreement and the other Loan Documents, Guarantor and Lender agree as follows:

1.      DEFINED TERMS.

          (a)      All capitalized terms used in this Guaranty and not defined herein shall have the meanings given to such terms in the Loan Agreement. Whenever the context so requires, each reference to gender includes the masculine and feminine, the singular number includes the plural and vice versa. References to section, article, annex, schedule, exhibit and like references are references to this Guaranty unless otherwise specified. A Default or Event of Default shall “continue” or be “continuing” until such Default or Event of Default has been cured or waived by Lender, as provided in the Loan Agreement. References in this Guaranty to any Person shall include such Person and its successors and permitted assigns.

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          (b)      For purposes herein, the following terms shall have the following meanings:

          “Obligations” means collectively all of the indebtedness, obligations, and undertakings of the Borrowers and the other Obligors that are guaranteed by the Guarantor and described in subsections (a), (b) and (c) of Section 2 of this Guaranty.

          “Obligor” means any of the Borrowers, the Guarantor and any other endorsers, guarantors or obligors, primary or secondary, of any or all of the Indebtedness.

          “Security” means any rights, properties, or interests of the Lender under the Loan Documents or otherwise (including, without limitation, the security interest in the Collateral granted by Guarantor pursuant to Section 3.1 hereof), which provide recourse or other benefits to Lender in connection with the Obligations or the non payment or non performance thereof, including collateral (whether real or personal, tangible or intangible) in which Lender has rights under or pursuant to any Loan Documents, guaranties of the payment or performance of any Obligation, bonds, surety agreements, keep well agreements, letters of credit, rights of subrogation, rights of offset, and rights pursuant to which other claims are subordinated to the Obligations.

2.      THE GUARANTEED DEBT.

          (a)      The Guarantor hereby irrevocably, absolutely, and unconditionally guarantees to Lender the prompt, complete, and full payment when due, and no matter how the same shall become due, of: (i) the Loans, including the Notes and any other note that may be issued from time to time to evidence the Loans and all principal thereof, all interest thereon and all other sums payable thereunder; (ii) all Indebtedness, obligations, liabilities or indemnities of any Obligor owing to Lender under the Loan Agreement or any other Loan Document; (iii) all other sums payable under the other Loan Documents, whether for principal, interest, fees or otherwise; and (iv) any and all other indebtedness, obligations or liabilities which may at any time be owed to Lender, whether incurred heretofore or hereafter or concurrently herewith, under or pursuant to any of the Loan Documents. Without limiting the generality of the foregoing, the Guarantor's liability hereunder shall extend to and include all post-petition interest, expenses, and other duties and liabilities of the Borrowers described above in this subsection (a), or below in the following subsection (b), which would be owed by the Borrowers but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization, or similar proceeding involving a Borrower.

          (b)      The Guarantor hereby irrevocably, absolutely, and unconditionally guarantees to Lender the prompt, complete and full performance, when due, and no matter how the same shall become due, of all obligations and undertakings of the Borrowers to Lender under, by reason of, or pursuant to any of the Loan Documents.

          (c)      If the Borrowers shall for any reason fail to pay any Obligation, as and when such Obligation shall become due and payable, whether at its stated maturity, as a result of the exercise of any power to accelerate, or otherwise, the Guarantor will

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forthwith, upon demand by Lender, pay such Obligation in full to Lender. If the Borrowers shall for any reason fail to perform promptly any Obligation, the Guarantor will forthwith, upon demand by Lender, cause such Obligation to be performed or, if specified by Lender, provide sufficient funds, in such amount and manner as Lender shall in good faith determine, for the prompt, full and faithful performance of such Obligation by Lender or such other Person as Lender shall designate.

          (d)      If either Borrower or the Guarantor fails to pay or perform any Obligation as described in the immediately preceding subsections (a), (b), or (c), the Guarantor will incur the additional obligation to pay to Lender, and the Guarantor will forthwith upon demand by Lender pay to Lender, the amount of any and all expenses, including reasonable fees and disbursements of Lender's counsel and of any experts or agents retained by Lender, which Lender may incur as a result of such failure.

          (e)      As between the Guarantor and Lender, this Guaranty shall be considered a primary and liquidated liability of the Guarantor.

          (f)      Notwithstanding anything to the contrary set forth in this Guaranty, it is the intent of the parties hereto that the liability incurred by Guarantor in respect of the Obligations of the Borrowers and other Obligators (and any Lien granted by Guarantor to secure such Obligations), not constitute a fraudulent conveyance under Section 548 of the United States Bankruptcy Code or a fraudulent conveyance or fraudulent transfer under the provisions of any applicable law of any state or other governmental unit ("Fraudulent Conveyance"). Consequently, Guarantor and Lender hereby agree that if a court of competent jurisdiction determines that the incurrence of liability by Guarantor in respect of the Obligations of any Borrower or other Obligor (or any Liens granted by Guarantor to secure such Obligations) would, but for the application of this sentence, constitute a Fraudulent Conveyance, such liability (and such Liens) shall be valid and enforceable only to the maximum extent that would not cause the same to constitute a Fraudulent Conveyance, and this Guaranty and the other Loan Documents shall automatically be deemed to have been amended accordingly.

3.      SECURITY INTEREST.

          3.1 GRANT OF SECURITY INTEREST. To secure the prompt payment to Lender of the Obligations, whether now existing or hereinafter arising, Guarantor hereby irrevocably grants to Lender, a first and continuing security interest in all of the following property of Guarantor, whether now owned or existing or hereafter acquired: all assets of Guarantor, including all Accounts, chattel paper, commercial tort claims set forth on Schedule 3.1 hereto, deposit accounts and other bank accounts wherever maintained and established (and all funds at any time paid, deposited, credited or held in such accounts), documents, equipment, fixtures, general intangibles, goods, instruments, inventory, investment property, letter-of-credit rights, all fictional business names, trading names, registered and unregistered trademarks, service marks, domain names and the goodwill associated with any of the foregoing, all patents, patent applications, inventions and discoveries that may be patentable, all copyrights in both published and unpublished original works of authorship (whether registered or unregistered), the moral and economic rights of authors and inventors, all know-how, trade secrets, confidential information,

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customer lists, technical information, data, process technology, plans, drawings, and blue prints, in each case, as owned, used, or licensed by the Guarantor as licensee or licensor in the operation of the Guarantor’s business, software (for purposes of this definition of Collateral only, “software” shall have the meaning provided in Article 9 of the UCC), supporting obligations, contract rights and all books and records related to the foregoing and all proceeds (including, without limitation, “proceeds” as defined in Article 9 of the UCC) of any of the foregoing, including without limitation interest, dividends, cash, instruments, insurance proceeds and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for or on account of the sale or other disposition of any or all of the foregoing and all additions and accessions to any of the foregoing (the foregoing, together with any other asset in which Guarantor shall grant a security interest to Lender, to secure the Obligations, collectively, the “Collateral”). Guarantor will supplement this Guaranty from time to time at Lender’s request to grant Lender a first security interest in all commercial tort claims that Guarantor may at any time have against any Person.

          3.2 FINANCING STATEMENTS AND FURTHER ASSURANCES.

          (a)      Guarantor hereby authorizes Lender to file UCC-1 Financing Statements with respect to the Collateral, and any amendments or continuations relating thereto, which UCC-1 Financing Statements may describe the Collateral as “all present and future assets of the Debtor” or words of similar effect, regardless of whether any particular asset comprised in the Collateral falls within the scope of Article 9 of the Uniform Commercial Code. Guarantor shall not allow any financing statement, other than those filed in favor of Lender, the Trafalgar Subordinated Lender(s) or the holders of Liens permitted pursuant to Section 6.2(a) of the Loan Agreement, to be on file in any public office covering any Collateral, proceeds thereof or other matters subject to the first security interest granted to Lender.

          (b)      Guarantor shall, from time to time, at its expense, promptly execute and deliver all further instruments, documents and notices and take all further action that may be necessary, or that Lender may reasonably request in order to create, perfect and protect the Liens of Lender in the Collateral, or to enable Lender to exercise and enforce its rights and remedies hereunder or under any other Loan Document with respect to any Collateral, including, without limitation, (i) entering into deposit account control agreements, securities account control agreements, intellectual property security agreements, collateral assignments of lease, equity pledge agreements (including irrevocable proxies and assignments separate from certificate) and assignments separate from certificate, in each case in form and substance reasonably satisfactory to Lender, (ii) delivering to Lender, all original instruments, certificated securities and other assets, perfection of a Lien with respect to which may be perfected by possession under applicable law, together with any assignments separate from certificates and allonges ancillary thereto and (iii) providing Lender with “control” (as such term is defined in any applicable uniform commercial code) over any Collateral, a Lien with respect to which may be perfected by “control”, pursuant to documentation in form and substance reasonably satisfactory to Lender. Guarantor shall deliver and pledge to Lender or its agent any and all other instruments, negotiable documents, chattel paper and certificated securities (that are not Consumer Loan Documents or Consumer Lease Documents) duly

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endorsed and/or accompanied by such instruments of assignment and transfer executed by the Guarantor, in such form and substance as Lender may request.

          (c)      Guarantor shall at all times keep complete and accurate records pertaining to the Collateral, which records shall be current on a daily basis and located only at the locations set forth in Schedule 3.3 attached hereto. Lender, by or through any of its officers, agents, employees, attorneys or accountants, shall have the right to enter any such locations, at any reasonable time or times during regular business hours and, so long as no Event of Default shall have occurred and be continuing, upon reasonable advance notice to Guarantor, for so long as Lender may reasonably desire, to inspect the Collateral and to inspect, audit and make extractions or copies from the books, records, journals, orders, receipts, correspondence or other data relating to the Collateral or this Agreement.

          3.3 GUARANTOR REPRESENTS AND WARRANTS TO, AND COVENANTS WITH, LENDER, AS FOLLOWS:

          (a)      Guarantor has good and marketable title to all of the Collateral and Guarantor has rights in and the power to transfer the Collateral in which it purports to grant a first security interest pursuant to Section 3.1 hereof (subject, with respect to after acquired Collateral, to Guarantor’s acquiring the same) and no Lien other than Liens permitted under Section 6.2(a) of the Loan Agreement exist or shall exist upon such Collateral at any time;

          (b)      This Guaranty is effective to create in favor of Lender, a valid first security interest in and Lien upon all of the Guarantor’s right, title and interest in and to the Collateral, and, upon the filing of appropriate Uniform Commercial Code financing statements in the jurisdictions listed on Schedule 3.3(b) attached hereto and, with respect to patents, trademarks, and copyrights (if any) of Guarantor, the filing with the United States Patent and Trademark Office and the United States Copyright Office, as applicable, such security interest and Liens shall be duly perfected in all the Collateral (other than Instruments not constituting Chattel Paper), and upon delivery of the Instruments to Lender or its agent, duly endorsed by Guarantor or accompanied by appropriate instruments of transfer duly executed by Guarantor, the first security interest and Liens in the Instruments shall be duly perfected;

          (c)      All of the Equipment, Inventory and Goods of Guarantor are located at the places as specified on Schedule 3.3(c) attached hereto. None of the Collateral is in the possession of any bailee, warehousemen, processor or consignee;

          (d)      Guarantor does not own any registered copyrights, patents or trademarks except for those copyrights, patents and trademarks described on Schedule 3.3(d), none of which have been adjudged invalid or unenforceable or have been canceled, in whole or in part, or are not presently subsisting, and each of such copyrights, patents and trademarks are valid and enforceable. Guarantor is the sole and exclusive owner of the entire and unencumbered right, title and interest in and to each of such copyrights, patents and trademarks, free and clear of any liens, charges and encumbrances, including without limitation licenses, shop rights and covenants by Guarantor not to sue third persons.

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Guarantor has no notice of any suits or actions commenced or threatened with reference to such registered copyrights, patents or trademarks, or any claim of intellectual property infringement with respect to any intellectual property used by Guarantor or its Subsidiaries in the operation of their respective businesses. If Guarantor shall (i) obtain rights to any new patentable inventions, any registered copyrights, trademarks or any patents, or (ii) become entitled to the benefit of any registered copyrights or trademarks or any patents or any improvement on any patent, the provisions of this Agreement above shall automatically apply thereto and Guarantor shall give Lender prompt written notice thereof. Guarantor shall have the duty, subject to the exercise of its reasonable business judgment, (i) to prosecute diligently any patent, trademark, or service mark applications pending as of the date hereof or hereafter, (ii) to make application on unpatented but patentable inventions and on trademarks, copyrights and service marks, as appropriate, (iii) to preserve and maintain all rights in copyrights, trademarks or any patents, to the extent material to the operations of the business of Guarantor and its Subsidiaries and (iv) to ensure that the copyrights, trademarks or any patents used by Guarantor and its Subsidiaries are and remain enforceable, to the extent material to the operations of the business of Guarantor and its Subsidiaries. Subject to the exercise of Guarantors reasonable business judgment, Guarantor shall not abandon any right to file a patent, trademark or service mark application, or abandon any pending patent, application or any other copyright, patent or trademark without the written consent of Lender, which consent shall not be unreasonably withheld.

          (e)      Guarantor shall deliver to Lender an updated Schedule 3.3(b), 3.3(c), 3.3(d) and 3.3(f) within five (5) days of any change thereto; provided, that delivery or receipt of such subsequent disclosure shall not relieve or otherwise constitute a waiver by Lender or a cure of any Default or Event of Default resulting in connection with the matters disclosed or a breach of the underlying covenant, representation or warranty (regardless of such disclosure);

          (f)      All depositary and other accounts maintained by Guarantor are described on Schedule 3.3(f) hereto, which description includes for each such account the name, address and telephone and telecopy numbers of the financial institution at which such account is maintained, the account number and the account officer, if any, of such account. Guarantor shall not open any new accounts unless Guarantor shall have given Lender at least ten (10) Business Days’ prior written notice of its intention to open any such new accounts.

          (g)      Guarantor shall take any and all actions necessary or reasonably requested by Lender, from time to time, to (i) cause Lender to obtain exclusive control of any investment property owned by Guarantor in a manner acceptable to Lender, and (ii) obtain from any issuers of investment property and such other Persons, for the benefit of Lender, written confirmation of Lender’s control over such investment property. For purposes of this Section 3.3(g), Lender shall have exclusive control of investment property if (i) such investment property consists of certificated securities and Guarantor delivers such certificated securities to Lender (with appropriate endorsements if such certificated securities are in registered form); (ii) such investment property consists of uncertificated securities and either (x) Guarantor delivers such uncertificated securities to

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Lender or (y) the issuer thereof agrees, pursuant to documentation in form and substance reasonably satisfactory to Lender, that it shall comply with instructions originated by Lender without further consent by Guarantor, and (iii) such investment property consists of security entitlements and either (x) Lender becomes the entitlement holder thereof or (y) the appropriate securities intermediary agrees, pursuant to the documentation in form and substance satisfactory to Lender, that it shall comply with entitlement orders originated by Lender without further consent by Guarantor.

          3.4 LENDER’S PAYMENT OF CLAIMS. Lender may, in its sole discretion, discharge or obtain the release of any Lien asserted by any Person against the Collateral (other than Liens permitted pursuant to Section 6.2 of the Loan Agreement). All sums paid by Lender in respect thereof shall be payable, on demand, by Guarantor to Lender and shall be a part of the Obligations.

4.      DURATION. This Guaranty shall be irrevocable until all of the Obligations have been completely and finally paid and performed and Lender has no further obligation to make any loans or other advances to the Borrowers, and all obligations and undertakings of the Borrowers under, by reason of, or pursuant to the Loan Documents have been completely performed, and this Guaranty is thereafter subject to reinstatement as provided in Section 5(d). All extensions of credit and financial accommodations heretofore or hereafter made by Lender to any Borrower pursuant to the Loan Agreement shall be conclusively presumed to have been made in acceptance hereof and in reliance hereon. This Guaranty shall be binding upon the undersigned Guarantor and its respective successors and assigns, jointly and severally, and shall inure to the benefit of Lender and its successors and assigns.

5.      UNCONDITIONAL GUARANTY.

          (a)      This is an unconditional Guaranty; it is unlimited as to time, until termination. The Guarantor warrants that there are no conditions, oral or otherwise, on the effectiveness of this Guaranty. This is a continuing guaranty and shall apply to and cover all Obligations and renewals and extensions thereof and substitutions therefor from time to time. No action which Lender may take or omit to take in connection with any of the Loan Documents, any of the Obligations (or any other indebtedness owing by the Borrowers to Lender), or any Security, and no course of dealing of Lender with any Obligor or any other Person, shall release or diminish the Guarantor's obligations, liabilities, agreements or duties hereunder, affect this Guaranty in any way, or afford the Guarantor any recourse against Lender, regardless of whether any such action or inaction may increase any risks to or liabilities of Lender or any Obligor or increase any risk to or diminish any safeguard of any Security. Without limiting the foregoing, the Guarantor hereby expressly agrees that Lender may, from time to time, without notice to or the consent of the Guarantor, do any or all of the following: (i) amend, change or modify, in whole or in part, any one or more of the other Loan Documents and give or refuse to give any waivers or other indulgences with respect thereto; (ii) neglect, delay, fail, or refuse to take or prosecute any action for the collection or enforcement of any of the Obligations, to foreclose or take or prosecute any action in connection with any Security or Loan Document, to bring suit against any Obligor or any other Person, or to take any other action concerning the Obligations or the Loan Documents; (iii) accelerate, change,

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rearrange, extend, or renew the time, rate, terms, or manner for payment or performance of any one or more of the Obligations (whether for principal, interest, fees, expenses, indemnifications, affirmative or negative covenants, or otherwise); (iv) compromise or settle any unpaid or unperformed Obligation or any other obligation or amount due or owing, or claimed to be due or owing, under any one or more of the Loan Documents; (v) take, exchange, amend, eliminate, surrender, release, or subordinate any or all Security for any or all of the Obligations, accept additional or substituted Security therefor, and perfect or fail to perfect Lender’s rights in any or all Security; (vi) discharge, release, substitute or add Obligors; (vii) apply all monies received from Obligors or others, or from any Security for any of the Obligations, as Lender may determine to be in its best interest, without in any way being required to marshall Security or assets or to apply all or any part of such monies upon any particular Obligations;

          (b)      No action or inaction of any Obligor or any other Person, and no change of law or circumstances, shall release or diminish the Guarantor's obligations, liabilities, agreements, or duties hereunder, affect this Guaranty in any way, or afford the Guarantor any recourse against Lender. Without limiting the foregoing, the obligations, liabilities, agreements, and duties of the Guarantor under this Guaranty shall not be released, diminished, impaired, reduced, or affected by the occurrence of any or all of the following from time to time, even if occurring without notice to or without the consent of the Guarantor: (i) any voluntary or involuntary liquidation, dissolution, sale of all or substantially all assets, marshalling of assets or liabilities, receivership, conservatorship, assignment for the benefit of creditors, insolvency, bankruptcy, reorganization, arrangement, or composition of any other Obligor or any other proceedings involving any other Obligor or any of the assets of any other Obligor under laws for the protection of debtors, or any discharge, impairment, modification, release, or limitation of the liability of, or stay of actions or lien enforcement proceedings against, any other Obligor, any properties of any other Obligor, or the estate in bankruptcy of any other Obligor in the course of or resulting from any such proceedings; (ii) the failure by Lender to file or enforce a claim in any proceeding described in the immediately preceding subsection (i) or to take any other action in any proceeding to which any other Obligor is a party; (iii) the release by operation of law of any other Obligor from any of the Obligations or any other obligations to Lender; (iv) the invalidity, deficiency, illegality, or unenforceability of any of the Obligations of any other Obligor or any other Loan Document, in whole or in part, any bar by any statute of limitations or other law of recovery on any of the Obligations of any other Obligor, or any defense or excuse of any other Obligor for failure to perform on account of force majeure, act of God, casualty, impossibility, impracticability, or other defense or excuse whatsoever; (v) the failure of any other Obligor or any other Person to sign any guaranty or other instrument or agreement within the contemplation of any other Obligor or Lender; (vi) the fact that the Guarantor may have incurred directly part of the Obligations or is otherwise primarily liable therefor; (vii) without limiting any of the foregoing, any fact or event (whether or not similar to any of the foregoing) which in the absence of this provision would or might constitute or afford a legal or equitable discharge or release of or defense to a guarantor or surety other than the actual payment and performance by the Guarantor under this Guaranty.

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          (c)      Lender may invoke the benefits of this Guaranty before pursuing any remedies against any Obligor or any other Person and before proceeding against any Security now or hereafter existing for the payment or performance of any of the Obligations. Lender may maintain an action against the Guarantor on this Guaranty without joining any other Obligor therein and without bringing a separate action against any other Obligor.

          (d)      If any payment to Lender by any Obligor is held to constitute a preference or a voidable transfer under applicable state or federal laws, or if for any other reason Lender is required to refund such payment to the payor thereof or to pay the amount thereof to any other Person, such payment to Lender shall not constitute a release of the Guarantor from any liability hereunder, and the Guarantor agrees to pay such amount to Lender on demand and agrees and acknowledges that this Guaranty shall continue to be effective or shall be reinstated, as the case may be, to the extent of any such payment or payments. Any transfer by subrogation which is made as contemplated in Section 9 prior to any such payment or payments shall (regardless of the terms of such transfer) be automatically voided upon the making of any such payment or payments, and all rights so transferred shall thereupon revert to and be vested in Lender.

6.      DISCLOSURE OF CONDITION OF BORROWERS. The Guarantor warrants and represents to Lender that: (a) this Guaranty is executed at the Borrowers' request; (b) the Guarantor has established adequate means of obtaining from the Borrowers on a continuing basis financial and other information pertaining to the Borrowers' affairs or business; and (c) the Guarantor is now and will be familiar with the affairs, business, operation and condition of the Borrowers and their assets. The Guarantor hereby waives any duty on the part of Lender to disclose to the Guarantor any matter relating to the affairs, business, operation or condition of the Borrowers and their assets now known or hereafter known to Lender. With respect to any debt of the Borrowers to Lender, none of Lender need inquire into the powers of the Borrowers or the officers, directors or agents acting or purporting to act on its behalf, and any debt created in reliance upon the professed exercise of such powers shall be guaranteed hereunder.

7.      WAIVERS REGARDING THE GUARANTEED DEBT. The Guarantor hereby waives, with respect to the Obligations, this Guaranty, and the other Loan Documents:

          (a)      notice of the incurrence of any Obligation by the Borrowers, and notice of any kind concerning the assets, liabilities, financial condition, creditworthiness, businesses, prospects, or other affairs of the Borrowers (it being understood and agreed that: (i) the Guarantor shall take full responsibility for informing itself of such matters, (ii) Lender shall have no responsibility of any kind to inform the Guarantor of such matters, and (iii) Lender is hereby authorized to assume that the Guarantor, by virtue of its relationship with the Borrowers which are independent of this Guaranty, has full and complete knowledge of such matters whenever Lender extends credit to the Borrowers or take any other action which may change or increase the Guarantor's liabilities or losses hereunder);

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          (b)      notice that Lender, any Obligor, or any other Person has taken or omitted to take any action under any Loan Document or any other agreement or instrument relating thereto or relating to any Obligation;

          (c)      notice of acceptance of this Guaranty and all rights of the Guarantor under any statute or law discharging the Guarantor from liability hereunder for failure to sue on this Guaranty;

          (d)      default, demand, presentment for payment, and notice of default, demand, dishonor, nonpayment, or nonperformance;

          (e)      notice of intention to accelerate, notice of acceleration, protest, notice of protest, notice of any exercise of remedies (as described in this Guaranty or otherwise), and all other notices of any kind whatsoever;

          The Guarantor hereby consents and agrees that renewals and extensions of time of payment (including interest rate adjustments), surrender, release, exchange, substitution, dealing with or taking of additional collateral, modifying any obligations of, taking or releasing any other Obligors, abstaining from taking advantage of or realizing upon any Security and any and all other forbearances or indulgences granted by Lender to any Borrower or any other Obligor or other Person may be made, granted or effected by Lender without notice to the Guarantor and without affecting in any manner Guarantor’s liability hereunder. The Guarantor hereby expressly consents to any impairment of Security including, but not limited to, failure to perfect a security interest and release of Security.

          Any adjustment or compromise may be made by Lender (with appropriate consents of Lender under the Loan Agreement) with any Borrower or any other party to the Indebtedness, and a lesser sum than the face amount thereof may be accepted in full payment and discharge. Any of the Security granted by the Borrowers or any other Obligor or other Person which Lender may hold or which may come to it or its possession may be released or otherwise dealt with by Lender in all respects as if this Guaranty were not in existence and the obligation of the Guarantor shall in no way be affected thereby. The Guarantor hereby waives and foregoes any right in respect of any such action by Lender.

8.      EXERCISE OF REMEDIES.

          (a)      Lender shall have the right to enforce, from time to time, in any order and at Lender’s sole discretion, any rights, powers and remedies which Lender may have under the Loan Documents or otherwise, including judicial foreclosure, the exercise of rights of power of sale, the taking of a deed or assignment in lieu of foreclosure, the appointment of a receiver to collect rents, issues and profits, the exercise of remedies against personal property, or the enforcement of any assignment of leases, rentals, or other properties or rights, whether real or personal, tangible or intangible; and the Guarantor shall be liable to Lender hereunder for any deficiency resulting from the exercise by Lender of any such right or remedy even though any rights that the Guarantor may have against the Borrowers or others may be destroyed or diminished by exercise of any such right or remedy. No failure on the part of Lender to exercise, and no delay in

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exercising, any right hereunder or under any other Loan Document shall operate as a waiver thereof; nor shall any single or partial exercise of any right preclude any other or further exercise thereof or the exercise of any other right. The rights, powers and remedies of Lender provided herein and in the other Loan Documents are cumulative and are in addition to, and not exclusive of, any other rights, powers or remedies provided by law or in equity. The rights of Lender hereunder are not conditional or contingent on any attempt by Lender to exercise any of its rights under any other Loan Document against any Obligor or any other Person.

          (b)      If any Event of Default shall occur and be continuing, Lender may protect and enforce Lender’s rights under this Guaranty and the other the Loan Documents by any appropriate proceedings, including proceedings for specific performance of any covenant or agreement contained in any Loan Document and the following rights and remedies:

          (i) All of the rights and remedies of a secured party under the UCC, as amended, or other applicable Law.

          (ii) The right, to the fullest extent permissible by law, to: (a) enter upon the premises of Guarantor, or any other place or places where the Collateral is located and kept, without any obligation to pay rent to Guarantor, through self-help and without judicial process, without first obtaining a final judgment or giving Guarantor notice and opportunity for a hearing on the validity of Lender’s claim, and remove the Collateral therefrom to the premises of Lender or any agent of Lender, for such time as Lender may desire, in order to effectively collect and liquidate the Collateral; and/or (b) require Guarantor to assemble the Collateral and make it available to Lender at a place to be designated by Lender, in Lender's reasonable discretion.

          (iii)The right to sell or otherwise dispose of any or all Collateral in its then condition at public or private sale or sales, in lots or in bulk, for cash or on credit, all as Lender, in its discretion, may deem advisable; provided that such sales may be adjourned from time to time with or without notice. The requirement of reasonable notice to Guarantor of the time and place of any public sale of the Collateral or of the time after which any private sale either by Lender or at its option, a broker, or any other intended disposition thereof is to be made, shall be met if such notice is mailed, postage prepaid, to Guarantor at the address of Guarantor designated herein at least ten (10) Business Days before the date of any public sale or at least ten (10) Business Days before the time after which any private sale or other disposition is to be made unless applicable law requires otherwise.

          (iv)Lender shall have the right to conduct such sales on Guarantor’s premises or elsewhere and shall have the right to use Guarantor's premises without charge for such sales for such time or times as Lender may see fit. Lender is hereby granted a license or other right to use, without charge, Guarantor’s labels, copyrights, rights of use of any name, trade secrets, trade names,

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trademarks and advertising matter, or any property of a similar nature, as it pertains to the Collateral, in advertising for sale and selling any Collateral and Guarantor's rights under all licenses and all franchise agreements shall inure to Lender’s benefit. Guarantor agrees to hold Lender harmless from any liability arising out of Lender's use of Guarantor’s premises, labels, copyrights, rights of use of any name, trade secrets, trade names, trademarks and advertising matter, or any property of a similar nature as it pertains to advertising for sale, marshaling or selling the Collateral.

          (v) Lender shall have the right to sell, lease or otherwise dispose of the Collateral, or any part thereof, for cash, credit or any combination thereof, and Lender may purchase all or part of the Collateral at public or, if permitted by law, private sale and, in lieu of actual payment of such purchase price, may set off the amount of such price against the Obligations owing by Guarantor to Lender. The proceeds realized from the sale of any Collateral shall be applied first to reasonable costs and expenses, attorney's fees, expert witness fees incurred by Lender for collection and for acquisition, completion, protection, removal, storage, sale and delivery of the Collateral; second to all payments, other than principal and interest, due under this Guaranty; third to interest due upon any of the Obligations; fourth to the principal balance owing on the Indebtedness; and fifth the remainder, if any, to Guarantor, its successors or assigns, or to whomsoever may be lawfully entitled to receive the same. If any deficiency shall arise, Guarantor shall remain liable to Lender therefor.

          (vi)The right to appoint or seek appointment of a receiver, custodian or trustee of Guarantor or any of their properties or assets pursuant to court order.

          (vii) All other rights and remedies that Lender may have at law or in equity. Additionally, if any Event of Default shall occur and be continuing, Lender may enforce the payment of any Obligations due to Lender or enforce any other legal or equitable right which Lender may have. All rights, remedies and powers conferred upon Lender under the Loan Documents shall be deemed cumulative and not exclusive of any other rights, remedies or powers available under the Loan Documents or at Law or in equity.

9.      LIMITED SUBROGATION.

          (a)      Until all of the Obligations have been paid and performed in full, Guarantor shall have no right to exercise any right of subrogation, reimbursement, indemnity, exoneration, contribution or any other claim which it may now or hereafter have against or to any Obligor or any Security in connection with this Guaranty (including any right of subrogation under any Law, as amended), and the Guarantor hereby waives any rights to enforce any remedy which the Guarantor may have against the other Obligors and any right to participate in any Security until such time. If any amount shall be paid to the Guarantor on account of any such subrogation or other rights, any such other remedy, or any Security at any time when all of the Obligations and all other expenses guaranteed pursuant hereto shall not have been paid in full, such amount

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shall be held in trust for the benefit of Lender, shall be segregated from the other funds of the Guarantor and shall forthwith be paid over to Lender as collateral for, or then or at any time thereafter applied in whole or in part by Lender against, all or any portion of the Obligations, whether matured or unmatured, in such order as Lender shall elect.

          (b)      If the Guarantor shall make payment to Lender of all or any portion of the Obligations and if all of the Obligations shall be finally paid in full, Lender will, at the Guarantor's request and expense, execute and deliver to the Guarantor (without recourse, representation or warranty) appropriate documents necessary to evidence the transfer by subrogation to the Guarantor of an interest in the Obligations resulting from such payment by the Guarantor; provided that such transfer shall be subject to Section 5(d) above and that without the consent of Lender (which Lender may withhold in its discretion) the Guarantor shall not have the right to be subrogated to any claim or right against any Obligor if: (i) such Obligor has become owned by Lender, or (ii) the ownership of such Obligor has otherwise changed in the course of enforcement of the Loan Documents.

10.      SUCCESSORS AND ASSIGNS. None of the Guarantor's rights or obligations hereunder may be assigned or delegated, but this Guaranty and such obligations shall pass to and be fully binding upon the successors of the Guarantor, as well as the Guarantor. This Guaranty shall apply to and inure to the benefit of Lender and its successors or assigns. Without limiting the generality of the immediately preceding sentence, Lender may, to the extent and in the manner provided for in the Loan Agreement, assign, grant a participation in, or otherwise transfer any Obligation held by it or any portion thereof, and Lender may, to the extent and in the manner provided for in the Loan Agreement, assign or otherwise transfer its rights or any portion thereof under any Loan Document, to any other Person, and such other Person shall thereupon become entitled to all of the benefits in respect thereof granted to Lender hereunder unless otherwise expressly provided by Lender in connection with such assignment or transfer.

11.      SUBORDINATION AND OFFSET. The Guarantor hereby subordinates and makes inferior to the Obligations any and all indebtedness now or at any time hereafter owed by the Borrowers to the Guarantor. The Guarantor agrees that upon the occurrence and during the continuation of any Event of Default it will neither permit the Borrowers to repay such indebtedness or any part thereof nor accept payment from the Borrowers of such indebtedness or any part thereof without the prior written consent of Lender. If the Guarantor receives any such payment without the prior written consent of Lender, the amount so paid shall be held in trust for the benefit of Lender, shall be segregated from the other funds of the Guarantor, and shall forthwith be paid over to Lender to be held by Lender as collateral for, or then or at any time thereafter applied in whole or in part by Lender against, all or any portions of the Obligations, whether matured or unmatured, in such order as Lender shall elect. The Guarantor hereby grants to Lender a right of offset to secure the payment of the Obligations and the Guarantor's obligations and liabilities hereunder, which right of offset shall be upon any and all monies, securities and other property (and the proceeds therefrom) of the Guarantor now or hereafter held or received by or in transit to Lender from or for the account of the Guarantor, whether for safekeeping, custody, pledge, transmission, collection or otherwise, and also upon any and all deposits (general or special), credits and claims of the Guarantor at any time existing against Lender. Upon the occurrence and during the continuation of any Default or Event of Default,

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Lender is hereby authorized at any time and from time to time, without notice to the Guarantor, to offset, appropriate and apply any and all items hereinabove referred to against the Obligations and the Guarantor's obligations and liabilities hereunder irrespective of whether or not Lender shall have made any demand under this Guaranty and although such obligations and liabilities may be contingent or unmatured, Lender agrees promptly to notify the Guarantor after any such offset and application made by Lender, provided that the failure to give such notice shall not affect the validity of such offset and application. The rights of Lender under this section are in addition to, and shall not be limited by, any other rights and remedies (including other rights of offset) which Lender may have.

12.      REPRESENTATIONS AND WARRANTIES. The Guarantor hereby represents and warrants to Lender as follows:

          (a)      The Recitals at the beginning of this Guaranty are true and correct in all respects.

          (b)      The execution, delivery and performance by the Guarantor of this Guaranty does not and will not contravene any law or governmental regulation or any contractual restriction binding on or affecting the Guarantor or any of its properties, and does not and will not result in or require the creation of any Lien upon or with respect to any of its properties (other than Liens in favor of Lender).

          (c)      No authorization or approval or other action by, and no notice to or filing with, any governmental authority or other regulatory body or third party is required for the due execution, delivery and performance by the Guarantor of this Guaranty.

          (d)      This Guaranty is a legal, valid and binding obligation of the Guarantor, enforceable against the Guarantor in accordance with its terms except as limited by bankruptcy, insolvency or similar laws of general application relating to the enforcement of creditors' rights.

          (e)      There is no action, suit or proceeding pending or, to the knowledge of the Guarantor, threatened against or otherwise affecting the Guarantor before any court, arbitrator or governmental department, commission, board, bureau, agency or instrumentality which may materially and adversely affect the Guarantor's financial condition or its ability to perform its obligations hereunder.

13.      COVENANTS. The Guarantor hereby agrees to observe and comply with each of the covenants and agreements made in the Loan Agreement, insofar as they refer to the Guarantor, or the assets, obligations, conditions, agreements, business, or actions of the Guarantor, or to the Loan Documents to which the Guarantor is a party.

14.      NO ORAL CHANGE; AMENDMENTS. No amendment of any provision of this Guaranty shall be effective unless it is in writing and signed by the Guarantor and Lender, and no waiver of any provision of this Guaranty, and no consent to any departure by the Guarantor therefrom, shall be effective unless it is in writing and signed by Lender (with the consent of Lender pursuant to the Loan Agreement to the extent required by the terms thereof), and then

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such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

15.      INVALIDITY OF PARTICULAR PROVISIONS. If any term or provision of this Guaranty shall be determined to be illegal or unenforceable all other terms and provisions hereof shall nevertheless remain effective and shall be enforced to the fullest extent permitted by applicable law.

16.      HEADINGS AND REFERENCES. The headings used herein are for purposes of convenience only and shall not be used in construing the provisions hereof. The words "this Guaranty," "this instrument," "herein," "hereof," "hereby" and words of similar import refer to this Guaranty as a whole and not to any particular subdivision unless expressly so limited. The phrases "this section" and "this subsection" and similar phrases refer only to the subdivisions hereof in which such phrases occur. The word "or" is not exclusive, and the word "including" (in its various forms) means "including without limitation." Pronouns in masculine, feminine and neuter genders shall be construed to include any other gender, and words in the singular form shall be construed to include the plural and vice versa, unless the context otherwise requires.

17.      NOTICES. Any notice or communication required or permitted hereunder shall be given in the manner as provided in the Loan Agreement, addressed (a) to Lender at the address listed in the Loan Agreement and (b) to the Guarantor at the address listed in Section 9.2 of Schedule A to the Loan Agreement or to such other address or to the attention of such other individual as hereafter shall be designated in writing by Guarantor sent in accordance herewith.

18.      LIMITATION ON INTEREST. Lender and the Guarantor intend to contract in strict compliance with applicable usury law from time to time in effect, and the provisions of the Loan Agreement limiting the interest for which the Guarantor is obligated are expressly incorporated herein by reference.

19.      LOAN DOCUMENT. This Guaranty is a Loan Document, as defined in the Loan Agreement, and is subject to the provisions of the Loan Agreement governing Loan Documents.

20.      COUNTERPARTS; FAX. This Guaranty may be executed in any number of counterparts, each of which when so executed shall be deemed to constitute one and the same Guaranty. This Guaranty may be validly executed and delivered by facsimile or other electronic transmission.

21.      GOVERNING LAW; SUBMISSION TO PROCESS. GUARANTOR SUBMITS TO THE PERSONAL JURISDICTION AND VENUE OF THE STATE OR FEDERAL COURTS OF MARION AND HAMILTON COUNTY, INDIANA AND AGREES THAT ANY AND ALL CLAIMS OR DISPUTES PERTAINING TO THIS AGREEMENT OR TO ANY MATTER ARISING OUT OF OR RELATED TO THIS AGREEMENT INITIATED BY GUARANTOR AGAINST LENDER SHALL BE BROUGHT IN THE STATE OR FEDERAL COURTS OF MARION OR HAMILTON COUNTY, INDIANA. FURTHER, GUARANTOR EXPRESSLY CONSENTS TO SUCH JURISDICTION AND VENUE OF THE STATE OR FEDERAL COURTS IN MARION AND HAMILTON COUNTY, INDIANA AS TO ANY

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ACTION BROUGHT IN SUCH COURT BY LENDER AND WAIVES ANY CLAIM OF INCONVENIENT FORUM WITH RESPECT TO ANY SUCH ACTION. LENDER RESERVES THE RIGHT TO INITIATE AND PROSECUTE ANY ACTION AGAINST GUARANTOR IN ANY COURT OF COMPETENT JURISDICTION, AND GUARANTOR CONSENTS TO SUCH FORUM AS LENDER MAY ELECT.

22.      WAIVER OF JURY TRIAL. GUARANTOR, AFTER CONSULTING OR HAVING HAD THE OPPORTUNITY TO CONSULT WITH COUNSEL, KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LITIGATION BASED UPON OR ARISING OUT OF THIS GUARANTY, OR ANY OTHER LOAN DOCUMENT, OR ANY OF THE TRANSACTIONS CONTEMPLATED BY THIS GUARANTY OR ANY COURSE OF CONDUCT, STATEMENT, WHETHER ORAL OR WRITTEN, OR ACTIONS OF GUARANTOR. GUARNATOR SHALL NOT SEEK TO CONSOLIDATE, BY COUNTERCLAIM OR OTHERWISE, ANY ACTION IN WHICH A JURY TRIAL HAS BEEN WAIVED WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. THESE PROVISIONS SHALL HAVE NOT BEEN DEEMED TO HAVE BEEN MODIFIED IN ANY RESPECT OR RELINQUISHED BY LENDER EXCEPT BY WRITTEN INSTRUMENT EXECUTED BY GUARANTOR AND LENDER.

23.      ADVICE OF COUNSEL. Guarantor acknowledges that it has been advised by counsel with respect to this Guaranty and the transactions governed hereby.

24.      FINAL AGREEMENT. THIS WRITTEN AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES HERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR OR CONTEMPORANEOUS ORAL AGREEMENTS OF THE PARTIES HERETO. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES HERETO.

- Remainder of Page Intentionally Left Blank; Signature Page Follows –

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          IN WITNESS WHEREOF, the parties hereto have executed and delivered this Guaranty as of the date first written above.

GUARANTOR:

CARBIZ USA INC., a Delaware
corporation

By:	/s/ Carl Ritter
Name:	Carl Ritter
Its:	Chief Executive Officer

LENDER:

DEALER SERVICES CORPORATION, a
Delaware corporation

By:	/s/ John Fuller
Name:	John Fuller
Its:	Chief Executive Officer

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